SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 January 7, 2002

                               Accelio Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Canada                      1-111898                     N/A
----------------------------    ------------------------  ----------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
   of Incorporation)                                          Identification
                                                                  Number

            560 Rochester Street, Ottawa, Ontario K1S 5K2, Canada
--------------------------------------------------------------------------------
             (Address of principal executive offices) (zip code)

                             (613) 230-3676
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     On January 7, 2002, Accelio Corporation (the "Company") announced that its Board of Directors unanimously rejected the unsolicited tender offer by Open Text Corporation to acquire all of the Company's outstanding shares. The Board of Directors determined that the tender offer did not reflect the Company's full value and recommended that the Company's shareholders not tender their common shares to Open Text Corporation.


ITEM 7. EXHIBITS.

        (a)  Financial statements and pro forma financial information.

             None.

        (b)  Exhibits.

             99.1  Text of Press Release of the Company dated January 7, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ACCELIO CORPORATION
                               (Registrant)



                                By:  /s/Trey Graham
                                     -------------------------------------------
                                     Name:  Trey Graham
                                     Title: Senior Vice President, Finance
                                            and Chief Financial Officer

Dated: January 7, 2002